Exhibit 99.1

FROM:	FOR:
FRB | Weber Shandwick	Community First Bankshares, Inc.
676 St. Clair	520 Main Avenue
Chicago, IL 60611	Fargo, ND 58124-0001
Contact: Jeff Wilhoit	Contact: Mark A. Anderson
312-640-6757	701-298-5600
jwilhoit@webershandwick.com	IPR@CommunityFirst.com

COMMUNITY FIRST BANKSHARES REPORTS SECOND QUARTER EARNINGS

----------------------------------------------------------------------------------------------------------------

FARGO, N.D., July 17, 2003 — Community First Bankshares, Inc., (Nasdaq: CFBX) today reported results for the second quarter and year-to-date period of 2003.

Second Quarter and Year-to-Date 2003 Highlights

•                    Diluted earnings per share of 49 cents, unchanged from 49 cents in the second quarter of 2002. Diluted earnings per share of 99 cents for the year-to-date period of 2003, up from 96 cents in the same period a year ago.

•                    Net income for the second quarter of $19.1 million, compared to $19.9 million in the second quarter of 2002.

•                    Return on average equity (ROE) of 20.45 percent, compared to 22.26 percent in the second quarter of 2002 and 21.01 percent in the first quarter of 2003.

•                    Return on assets (ROA) of 1.36 percent, compared to 1.42 percent in the second quarter of 2002 and 1.38 percent in the first quarter of 2003.

•                    Net interest margin was 5.11 percent in the second quarter of 2003, compared to 5.48 percent in the second quarter of 2002 and 5.15 percent in the first quarter of 2003.

•                  Nonperforming assets comprised .58 percent of total assets in the second quarter of 2003, compared to .43 percent in the second quarter of 2002 and .61 percent in the first quarter of 2003. Non-performing assets to period-end loans and OREO was .94 percent in the second quarter of 2003, versus .66 percent in the second quarter of 2002 and 1.00 percent in the first quarter of 2003.

	Second Quarter		Year-to-Date

	2003	2002	2003	2002
Net income (in millions)	$19.1	$19.9	$38.5	$39.1
Basic earnings per share	.50	.50	1.00	.98
Diluted earnings per share	.49	.49	.99	.96

Return on assets	1.36%	1.42%	1.37%	1.40%
Return on common equity	20.45	22.26	20.73	22.16
Net interest margin	5.11	5.48	5.13	5.42

Community First Bankshares, Inc., (Nasdaq: CFBX) today reported net income of $19,086,000 for the quarter ended June 30, 2003, or 49 cents per share diluted. This compares to net income of $19,857,000, or 49 cents per share diluted, for the second quarter of 2002.

For the year-to-date period ended June 30, 2003, the company reported net income of $38,487,000, or 99 cents per share diluted. This compares to net income of $39,118,000, or 96 cents per share diluted, in the comparable period of 2002.

Return on average equity was 20.45 percent in the second quarter of 2003, and return on average assets was 1.36 percent.  In the second quarter of 2002, return on average equity was 22.26 percent and return on average assets was 1.42 percent.  In the first quarter of 2003, return on average equity was 21.01 percent, and return on average assets was 1.38 percent.

“In the second quarter, we dealt with many of the same challenges that have faced the financial services industry over the last several quarters, namely a flat yield curve and modest commercial loan demand brought about by a continued lackluster economy,” commented Mark Anderson, president and chief executive officer.  “We believe that once interest rates stabilize and the economy improves, we will be well positioned for future growth opportunities.  In the interim, we continue to focus on internal initiatives to further strengthen our company. We continue to roll out our online teller initiative, which is expected to further enhance sales efficiency and customer service.  We completed three insurance agency acquisitions within our footprint, and have taken steps to accelerate our market extension strategy over the second half of 2003. We have hired a vice president to coordinate the market extension process, whose responsibilities include market and site selection. In addition, we remain committed to executing other elements of our strategic plan, including a consistent client solutions focus, asset quality emphasis, pricing discipline and non-interest income growth. We filed a new shelf registration with the Securities and Exchange Commission during the quarter that we believe will meet our financing needs for the foreseeable future.

“Our commitment to strategic initiatives yielded several positives during the quarter that further validate the strength of our operating model.  In the asset quality area, we took decisive steps to deal with isolated credit issues, and we believe our overall portfolio quality remains solid. Mortgage activity, as well as customer satisfaction scores within our mortgage business, were also strong during the quarter, due in part to recent changes in our mortgage operations and processing functions. Net interest margin, which was further  challenged amid continued interest rate declines during the quarter, exhibited stability—a further testament to our disciplined pricing approach.  While we reiterate our first quarter forecast for a challenging 2003, we are encouraged by the long term strength and growth prospects for Community First.”

Net Interest Income

Interest income in the second quarter of 2003 was $79,949,000, compared to $90,684,000 in the second quarter of 2002, a decrease of 11.84 percent, reflecting further declines in interest rates, as well as continued modest decreases in loans outstanding.  Interest expense for the second quarter was $15,888,000, down 29.03 percent from the previous year.  Average deposits for the quarter decreased 1.83 percent from the second quarter of 2002.  Net interest income was $64,061,000 for the second quarter of 2003, down 6.20 percent compared to $68,296,000 for the second quarter of 2002.  Net interest margin was 5.11 percent for the second quarter of 2003, versus 5.48 percent in the second quarter of 2002 and 5.15 percent in the first quarter of 2003.

“While down on a year-over-year basis, net interest margin remained near first quarter 2003 levels, reflecting our ability to manage pricing within a very compressed margin environment,” said Craig Weiss, chief financial officer.  “We will continue to position our balance sheet and utilize pricing discipline to maintain margin to the extent possible in an unprecedented low rate environment.”

Loan Activity

Total loans as of June 30, 2003, were $3.4 billion, down 6.21 percent from one year ago.  “Due to our conservative lending culture, we have been able to maintain our disciplined approach and minimize loan losses,” said Ron Strand, vice chairman and chief operating officer.  “Softness in the current economy also results in fewer loan opportunities for us overall.  However, mortgage activity, SBA lending and our indirect consumer lending activity remain bright spots for us.”

Loan Losses

Nonperforming assets represented .58 percent of total assets at June 30, 2003, compared to .43 percent in the same quarter last year and .61 percent in the first quarter of 2003.  The allowance for loan losses was 1.58 percent of total loans and 210 percent of nonperforming loans at the end of the second quarter, compared to 1.52 percent and 252 percent respectively at June 30, 2002, and 1.57 percent and 195 percent in the first quarter of 2003.  Net charge-offs were $4.2 million or .49 percent (annualized) of average loans for the second quarter of 2003, compared to $3.1 million or .34 percent for the second quarter of 2002 and $4.7 million or .54 percent in the first quarter of 2003.

“Improvements in key loan quality metrics compared to the first quarter underscore our belief that problem credits within our loan portfolio remain isolated in nature rather than symptomatic of any greater credit issues,” added Strand.  “Our geographic footprint spans four diverse regions of the United States, which we believe results in less industry concentration within our customer base. We continue to streamline and centralize many lending activities and to implement additional safeguards across our system which we believe will improve credit quality.”

Noninterest Income

Noninterest income in the second quarter increased 7.3 percent to a record $22,138,000, compared to $20,631,000 in the second quarter of 2002.  “This represents 25.7 percent of net revenue, which is on track with the strategic initiative to increase noninterest income as a percentage of net revenue,” stated Weiss.

“We are optimistic about our fee income growth prospects in the second half of 2003. The second quarter represented the third highest quarter ever for commissions on the sale of investment products for the company. Commissions on the sale of investment products were up 12.6 percent on a linked quarter basis,” said Anderson.

Noninterest Expense

For the second quarter of 2003, noninterest expense was $54,396,000 compared to $55,701,000 in 2002.  “Ongoing internal efficiency improvements drove a reduction in noninterest expense of 2.3 percent in the second quarter,” said Weiss.  “Looking toward the balance of 2003, we expect to maintain control over expenses even as we pursue our market extension strategy.”

Capital Structure

On June 16, Community First filed a registration statement with the Securities and Exchange Commission for the offer and sale of up to $120 million of debt securities, common stock, preferred stock and other securities. The company expects to use the proceeds from the shelf registration to redeem or repurchase outstanding securities, repay debt, acquisitions or for general working capital.

“We have utilized a shelf registration in the past to maximize our flexibility and to reduce funding costs,” added Anderson.  “It also illustrates our ongoing effort toward maintaining a strong capital structure within a wide range of economic environments.”

Community First repurchased 357,000 of its common shares during the second quarter of 2003.  On April 24, the company announced that its Board of Directors authorized a repurchase program of up to 3 million shares of the company’s common stock. This is the fourth repurchase program authorized by the Board since April 2000. Each of the first two programs authorized the repurchase of up to 5 million shares, while the third repurchase program authorized the repurchase of up to 3 million shares. Since the first quarter of 2000, the company has repurchased a total of 13.4 million shares, which represents approximately 27 percent of the shares outstanding. The company continues to believe this represents a prudent use of shareholder capital and an investment in the company’s future.  The company has approximately 3.4 million shares remaining under existing share repurchase authorizations.

During the quarter, the company was again recognized by Forbes magazine for inclusion in the Forbes 500 list.  It achieved a ranking of 456 and it marked the fifth straight year that the company has been included.  Also in the quarter, US Banker ranked Community First thirteenth on its list of Top 100 Publicly Traded Bank and S&L Companies, based on return on average equity.  In its June 2003 issue, ABA Banking Journal ranked Community First eighteenth on its list of Banking’s Top Performers, based on return on average equity among publicly held bank holding companies, banks and thrifts with assets over $1 billion.  Community First achieved further recognition when it was named a Dividend Achiever by Mergent Inc., for the second straight year. Mergent, a New York based provider of global business and financial information on publicly traded companies, has been highlighting companies with outstanding dividend records since 1979.

Community First Bankshares is hosting a conference call at 12:00 noon, CDT on July 17, at which time management will discuss the results of the second quarter.  Individual investors and the media are welcome to join the call in a listen-only mode by calling 888-241-0096 shortly before the scheduled time of the call.  Callers should ask to be connected to the Community First Bankshares conference call hosted by Mark Anderson.  A transcript of the call will be posted on the company’s Web site.

Community First Bankshares, a $5.6 billion financial services company, provides a complete line of banking, investment, insurance, mortgage and trust products to individuals and businesses. The company’s extensive offering of financial products and services is marketed through full-service offices in 136 communities in 12 states—Arizona, California, Colorado, Iowa, Minnesota, Nebraska, New Mexico, North Dakota, South Dakota, Utah, Wisconsin and Wyoming. The company’s services include an online banking system that offers electronic bill payment and discount brokerage capabilities, telephone banking and an extensive ATM network. Community First Bankshares stock is traded on The Nasdaq Stock Market® under the symbol CFBX. The latest investor and other corporate information is available at its Web site, www.CommunityFirst.com.

This press release contains forward-looking statements under the Private Securities Litigation Reform Act of 1995 that are subject to certain risks and uncertainties that could cause actual results to differ materially from historical earnings and those presently anticipated or projected. The company wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Factors that could cause actual results to differ from the results discussed in the forward-looking statements include, but are not limited to: risk of loans and investments, including dependence on local economic conditions; competition for the company’s customers from other providers of financial services; possible adverse effects of changes in interest rates; execution and implementation of a series of previously announced strategic initiatives; balance sheet and capital ratio risks related to the share repurchase program; risks related to the company’s acquisition and market extension strategy, including risks of adversely changing results of operations and factors affecting the company’s ability to consummate further acquisitions or extend its markets; and other risks detailed in the company’s filings with the Securities and Exchange Commission, all of which are difficult to predict and many of which are beyond the control of the company.

On June 16, 2003, the company filed a shelf registration statement on Form S-3 with the Securities and Exchange Commission for the offer and sale of up to $120 million of various securities in the future.  This press release does not constitute an offer to sell or a solicitation of an offer to buy any of these securities.  Any offer of securities will be by prospectus, including a prospectus supplement that will describe the terms of any such offering at the time of issuance.

-FINANCIAL TABLES FOLLOW-

COMMUNITY FIRST BANKSHARES, INC.

SELECTED FINANCIAL DATA

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(In thousands, except share and per share amounts	2003	2002	2003	2002

Current Earnings:
Net interest income	$64,061	$68,296	$128,955	$134,882
Non interest income	22,138	20,631	43,065	39,631
Provision for loan losses	3,487	3,297	6,974	6,612

Net income applicable to common equity	19,086	19,857	38,487	39,118

Per Common and Common Equivalent Share Data:
Basic earnings per share	$0.50	$0.50	$1.00	$0.98
Diluted earnings per share	$0.49	$0.49	$0.99	$0.96

Dividend per common share	$0.22	$0.19	$0.44	$0.38
Period end book value			$9.98	$9.35

Average common shares outstanding:
Basic	38,371,159	39,772,344	38,485,552	39,877,633
Diluted	38,928,709	40,515,906	39,019,638	40,579,858

Key Performance Ratios:
Return on average assets	1.36%	1.42%	1.37%	1.40%
Return on average common shareholders’ equity	20.45%	22.26%	20.73%	22.16%
Average common shareholders’ equity to average assets	6.63%	6.37%	6.60%	6.32%
Leverage ratio	6.98%	6.79%	6.98%	6.79%
Net interest margin	5.11%	5.48%	5.13%	5.42%
Efficiency ratio	62.95%	61.05%	62.13%	60.39%

Average Balance Sheet Data:
Assets	5,644,752	5,614,046	5,672,134	5,632,813
Loans	3,456,376	3,664,634	3,521,361	3,698,147
Available-for-sale securities	1,644,349	1,406,631	1,613,526	1,390,655
Held-to-maturity securities	81,315	77,931	80,928	77,511
Deposits	4,473,251	4,556,660	4,522,111	4,606,008
Common shareholders’ equity	374,259	357,773	374,353	355,987

End of Period Data:
Assets			5,586,126	5,603,955
Loans			3,425,902	3,652,749
Available-for-sale securities			1,588,644	1,391,944
Held-to-maturity securities			81,744	78,403
Deposits			4,461,248	4,527,470
Common shareholders’ equity			381,960	370,185

Common shares outstanding			38,258,397	39,585,035
Credit Quality for Operations:
Annualized net charge-offs to average loans	0.49%	0.34%	0.51%	0.33%
Nonperforming assets to total assets			0.58%	0.43%
Nonperforming assets to period end loans and OREO			0.94%	0.66%
Allowance for loan losses to period end loans			1.58%	1.52%
Allowance for loan losses to nonperforming loans			210%	252%

COMMUNITY FIRST BANKSHARES, INC.
FINANCIAL DATA WORKSHEET

(In thousands, except per share amounts)	Q2-03	Q1-03	Q4 02	Q3 02	Q2 02
Earnings Per Share:
Before Extraordinary Items/Cum Effect:
Basic	$0.50	$0.50	$0.50	$0.52	$0.50
Diluted	$0.49	$0.50	$0.50	$0.51	$0.49
After Extraordinary Items/Cum Effect:
Basic	$0.50	$0.50	$0.50	$0.52	$0.50
Diluted	$0.49	$0.50	$0.50	$0.51	$0.49
Common Dividend Declared Per Share	$0.22	$0.22	$0.21	$0.21	$0.19
EOP Book Value	$9.98	$9.83	$9.78	$9.72	$9.35
EOP Shares Outstanding:
Basic	38,258,397	38,454,327	38,678,800	39,320,096	39,585,035
Diluted	38,789,252	38,965,014	39,338,588	39,968,549	40,328,597
Average Shares Outstanding:
Basic	38,371,159	38,601,216	39,080,638	39,424,624	39,772,344
Diluted	38,928,709	39,111,903	39,740,426	40,073,077	40,515,906
HIGH Common Share Price	$28.60	$27.23	$28.13	$28.15	$28.45
LOW Common Share Price	$25.87	$24.35	$24.41	$22.36	$24.99

INCOME STATEMENT
Interest Income (FTE)	81,957	84,724	88,632	91,093	92,808
Interest Expense	15,888	17,964	20,705	21,681	22,388
Net Interest Income (FTE)	66,069	66,760	67,927	69,412	70,420
Loan Loss Provision	3,487	3,487	3,298	3,352	3,297
Investment Securities Transactions	1,795	464	488	56	(188)
Trading Account	0	0	0	0	0
Foreign Exchange	0	0	0	0	0
Trust Revenue	1,449	1,278	1,304	1,272	1,403
Insurance Revenue	3,364	4,081	3,457	3,758	3,330
Security Sales Revenue	2,310	2,051	2,109	1,827	3,467
Service Charges on Deposits	9,999	9,380	10,023	10,344	10,097
Other Non-Recurring Revenues	0	0	0	0	0
Other Non-Interest Revenue	3,221	3,673	3,422	3,628	2,522
Material Non-Recurring Revenue	0	0	0	0	0
Total Non-Interest Revenues	22,138	20,927	20,803	20,885	20,631
Salaries & Benefits	28,246	27,914	28,130	28,105	29,269
Occupancy & Equipment	8,435	8,608	8,178	8,671	8,109
Deposit Insurance Expense	185	191	189	194	205
Foreclosed Property Expense	213	370	134	183	304
Other Expenses	17,317	16,397	17,743	17,218	17,814
Material Non-Recurring Expenses	0	0	0	0	0
Minority Interest	0	0	0	0	0
Total Non-Interest Expense	54,396	53,480	54,374	54,371	55,701
Pre-Tax Income (FTE)	30,324	30,720	31,058	32,574	32,053
Tax Equivalent Adjustment	2,008	1,866	1,982	1,984	2,124
Reported Pre-Tax Income	28,316	28,854	29,076	30,590	29,929
Taxes	9,230	9,453	9,355	10,221	10,072
Income before extraordinary items	19,086	19,401	19,721	20,369	19,857
Cumulative effect of extraordinary item	0	0	0	0	0
Net Income after extraordinary item	19,086	19,401	19,721	20,369	19,857
MEMO:
Net Tax Applicable to Non-Recurring Items	0	0	0	0	0
Tax Applicable to Securities Transactions	718	186	195	22	(75)
Common Dividends	8,438	8,497	8,219	8,294	7,543
Preferred Dividends —
Non-Convertible	0	0	0	0	0
Convertible	0	0	0	0	0
After Tax Interest on Convertible Debt	0	0	0	0	0
EOP Employees (FTE) — As Reported	2,156	2,171	2,200	2,196	2,253
EOP Domestic Offices	136	136	136	136	137

COMMUNITY FIRST BANKSHARES, INC.
FINANCIAL DATA WORKSHEET

(In thousands, except per share amounts)	Q2-03	Q1-03	Q4 02	Q3 02	Q2 02
AVERAGE BALANCE SHEET
Taxable Securities	1,662,378	1,594,387	1,468,391	1,373,760	1,400,952
Tax-Exempt Securities	63,286	68,509	67,355	80,261	83,610
Domestic Loans	3,456,376	3,587,067	3,711,180	3,648,884	3,664,634
Foreign Loans	0	0	0	0	0
Other Earning Assets	8,393	5,009	20,349	18,862	4,478
Total Earning Assets	5,190,433	5,254,972	5,267,275	5,121,767	5,153,674
Total Assets	5,644,752	5,699,819	5,723,351	5,574,523	5,614,046
Savings/NOW Accounts	1,694,022	1,681,019	1,650,157	1,610,153	1,647,297
Money Market Deposits	214,451	224,291	228,395	196,126	206,119
Other Consumer Time	1,057,005	1,106,530	1,140,718	1,151,194	1,128,425
CD’s $100,000 & Over	548,323	612,227	682,002	659,651	643,615
Foreign Deposits	0	0	0	0	0
Short-Term Borrowings	490,351	435,239	345,136	322,489	370,387
Long-Term Borrowings	121,699	130,064	136,165	136,816	132,336
Total Interest-Bearing Liabilities	4,125,851	4,189,370	4,182,573	4,076,429	4,128,179
Demand Deposits	959,450	945,534	980,975	945,637	931,204
Total Deposits	4,473,251	4,569,601	4,682,247	4,562,761	4,556,660
Trust Owned Preferred Security	120,638	128,667	120,000	120,000	139,780
Non-Convertible Preferred Equity	0	0	0	0	0
Convertible Preferred Equity	0	0	0	0	0
Common Equity	374,259	374,448	373,850	370,258	357,773
Total Preferred Equity	0	0	0	0	0

PARENT COMPANY DATA
EOP Investment in Subsidiaries	594,946	583,710	560,319	558,779	552,079
EOP Goodwill	0	0	0	0	0

ASSET QUALITY
EOP Nonaccrual Loans	25,543	27,897	22,728	24,527	21,843
EOP Restructured Loans	205	212	220	228	237
EOP OREO	6,489	7,082	5,990	1,159	1,943
Total Non-performing Assets	32,237	35,191	28,938	25,914	24,023
Loans > 90 days still accruing	2,603	3,364	4,258	3,409	4,067
EOP In-Substance foreclosure	0	0	0	0	0

NON-PERFORMING LOANS
Construction & Land Development	0	0	0	0	0
Commercial Mortgages	6,363	6,232	6,782	7,309	7,086
Commercial	12,534	15,645	11,345	11,396	9,685
Residential Mortgages	4,738	3,911	3,217	3,971	3,351
LDC	0	0	0	0	0
Other	1,908	2,109	1,384	1,851	1,721
Total	25,543	27,897	22,728	24,527	21,843

NET CHARGE-OFFS (current quarter)
Commercial Real Estate	17	250	(40)	(64)	43
Commercial	1,456	1,888	1,238	935	1,744
Residential Mortgages	274	208	136	123	583
Consumer	1,162	1,497	1,793	1,838	720
LDC	0	0	0	0	0
Agriculture	1,286	905	121	(34)	56
All Other	0	0	0	0	0
Total	4,195	4,748	3,248	2,798	3,146
Gross Charge-offs	5,711	6,564	4,685	4,681	4,858
Gross Recoveries	1,516	1,816	1,437	1,883	1,712

COMMUNITY FIRST BANKSHARES, INC.
FINANCIAL DATA WORKSHEET

(In thousands, except per share amounts)	Q2-03	Q1-03	Q4 02	Q3 02	Q2 02
LOAN PORTFOLIO
Construction & Land Development	368,914	410,681	439,536	454,418	480,195
Commercial Mortgages	976,928	944,544	888,620	846,138	794,840
Commercial	656,350	687,263	723,530	756,049	787,487
Real Estate Loans	0	0	0	0	0
Residential Mortgages	423,605	445,305	502,276	550,431	556,512
Home Equity Loans	167,199	173,768	177,814	179,873	173,084
Credit Cards Outstanding	8,765	8,915	8,962	8,992	9,007
Other Consumer	632,004	625,666	616,467	618,025	609,559
LDC	0	0	0	0	0
Foreign	0	0	0	0	0
Agriculture	192,137	198,630	220,688	233,207	242,065
Total Loans & Leases	3,425,902	3,494,772	3,577,893	3,647,133	3,652,749

EOP DATA
Loan Loss Reserve	54,187	54,895	56,156	56,106	55,552
Assets	5,586,126	5,743,993	5,827,170	5,619,702	5,603,955
Total Deposits	4,461,248	4,542,720	4,669,746	4,640,752	4,527,470
Trust Owned Preferred Security	120,000	180,000	120,000	120,000	120,000
Total Preferred Equity	0	0	0	0	0
Common Equity	381,960	377,834	378,449	382,376	370,185
Convertible Debt	0	0	0	0	0
Total Long-Term Debt	118,259	123,516	132,961	137,136	133,535
Deposit Intangibles	24,109	24,752	25,395	26,038	26,682
Goodwill	63,448	62,903	62,903	62,903	62,903
Other Intangibles	7,131	7,092	7,182	7,345	6,944
Total Intangibles	94,688	94,747	95,480	96,286	96,529

RISK-ADJUSTED CAPITAL
EOP Risk-Adjusted Total Assets	3,960,031	4,057,705	4,202,131	4,134,364	4,122,780
Tier I Capital	386,988	383,180	377,351	383,086	377,748
Tier I Ratio	9.77%	9.44%	8.98%	9.27%	9.16%
Tier II Capital	73,451	140,930	86,364	88,891	90,015
Total Capital	460,439	524,110	463,715	471,977	467,763
Total Capital Ratio	11.63%	12.92%	11.04%	11.42%	11.35%
Leverage Ratio	6.98%	6.72%	6.52%	6.87%	6.79%
Equity to Assets Ratio	6.84%	6.58%	6.49%	6.80%	6.61%
Tangible Equity to Assets Ratio	5.16%	4.93%	4.86%	5.09%	4.88%

EFFICIENCY RATIO
Net Interest Income	66,069	66,760	67,927	69,412	70,420
Non-Interest Income	22,138	20,927	20,803	20,885	20,631
Less: Non-Recurring Income	0	0	0	0	0
Less: Other Non-Recurring Items	(1,795)	(464)	(488)	(56)	188
Total Revenue	86,412	87,223	88,242	90,241	91,239

Non-Interest Expense	54,396	53,480	54,374	54,371	55,701
Less: Non-Recurring Non-Int Expenses	0	0	0	0	0
Less: Other Non-Recurring Expenses	0	0	0	0	0
Total Expense	54,396	53,480	54,374	54,371	55,701

Efficiency Ratio — Reported	62.95%	61.31%	61.62%	60.25%	61.05%

PERFORMANCE RATIOS
Return on Average Assets	1.36%	1.38%	1.37%	1.45%	1.42%
Return on Average Equity	20.45%	21.01%	20.93%	21.83%	22.26%
Net Interest Margin	5.11%	5.15%	5.12%	5.38%	5.48%

COMMUNITY FIRST BANKSHARES, INC.
CONSOLIDATED STATEMENTS OF INCOME

(In thousands, except per share amounts)	Q2-03	Q1-03	Q4 02	Q3 02	Q2 02
Interest income:
Loans	$61,410	$63,210	$66,852	$69,514	$69,721
Investment securities	18,522	19,636	19,720	19,517	20,942
Interest-bearing deposits	16	12	10	13	9
Fed funds sold & resale agreements	1	0	68	65	12
Total interest income	79,949	82,858	86,650	89,109	90,684
Interest expense:
Deposits	12,662	14,707	17,300	18,114	18,590
Short-term & other borrowings	1,480	1,358	1,383	1,550	1,812
Long-term debt	1,746	1,899	2,022	2,017	1,986
Total interest expense	15,888	17,964	20,705	21,681	22,388
Net interest income	64,061	64,894	65,945	67,428	68,296
Provision for loan losses	3,487	3,487	3,298	3,352	3,297
Net interest income after provision for loan losses	60,574	61,407	62,647	64,076	64,999
Noninterest income:
Service charges on deposit accounts	9,999	9,380	10,023	10,344	10,097
Insurance commissions	3,364	4,081	3,457	3,758	3,330
Fees from fiduciary activities	1,449	1,278	1,304	1,272	1,403
Security sales commissions	2,310	2,051	2,109	1,827	3,467
Net gains on sales of available-for-sale securities	1,795	464	488	56	(188)
Other	3,221	3,673	3,422	3,628	2,522
Total noninterest income	22,138	20,927	20,803	20,885	20,631
Noninterest expense:
Salaries & employee benefits	28,246	27,914	28,130	28,105	29,269
Net occupancy	8,435	8,608	8,178	8,671	8,109
FDIC insurance	185	191	189	194	205
Legal and accounting	879	407	705	781	915
Other professional service	1,217	889	1,490	943	1,030
Advertising	1,023	930	913	1,077	1,028
Telephone	1,628	1,526	1,277	1,340	1,430
Data processing	1,860	1,718	1,788	1,853	1,764
Other real estate and repossessed personal property	213	370	134	183	304
Company-obligated mandatorily redeemable preferred securities of subsidiary trusts	2,399	2,791	2,448	2,450	2,892
Amortization of intangibles	840	831	831	833	836
Other	7,471	7,305	8,291	7,941	7,919
Total noninterest expense	54,396	53,480	54,374	54,371	55,701

Income before income taxes	28,316	28,854	29,076	30,590	29,929
Provision for income taxes	9,230	9,453	9,355	10,221	10,072
Net income applicable to common equity	$19,086	$19,401	$19,721	$20,369	$19,857
Earnings per common and common equivalent share:
Basic net income	$0.50	$0.50	$0.50	$0.52	$0.50
Diluted net income	$0.49	$0.50	$0.50	$0.51	$0.49
Average common shares outstanding:
Basic	38,371,159	38,601,216	39,080,638	39,424,624	39,772,344
Diluted	38,928,709	39,111,903	39,740,426	40,073,077	40,515,906

COMMUNITY FIRST BANKSHARES, INC.

CONSOLIDATED BALANCE SHEETS

(In thousands, except per share amounts)	6/30/03	3/31/03	12/31/02	9/30/02	6/30/02

ASSETS
Cash & due from banks	$223,522	$201,185	$242,887	$222,439	$220,914
Fed funds sold and securities purchased under agreement to resell	6,750	0	0	32,000	1,750
Interest-bearing deposits	5,390	8,238	4,613	2,812	1,850
Available-for-sale securities	1,588,644	1,702,469	1,672,445	1,382,789	1,391,944
Held-to-maturity securities	81,744	81,018	80,165	79,282	78,403
Loans	3,425,902	3,494,772	3,577,893	3,647,133	3,652,749
Less: Allowance for loan losses	(54,187)	(54,895)	(56,156)	(56,106)	(55,552)
Net loans	3,371,715	3,439,877	3,521,737	3,591,027	3,597,197

Bank premises & equipment — net	132,581	132,736	132,122	128,256	126,811
Accrued interest receivable	31,481	33,844	34,863	39,943	35,804
Goodwill	63,448	62,903	62,903	62,903	62,903
Other intangible assets	31,240	31,844	32,577	33,383	33,626
Other assets	49,611	49,879	42,858	44,868	52,753

Total assets	$5,586,126	$5,743,993	$5,827,170	$5,619,702	$5,603,955

LIABILITIES & SHAREHOLDERS’ EQUITY

Deposits:
Noninterest-bearing	$461,652	$369,282	$470,900	$427,702	$399,769
Interest-bearing:
Savings & NOW accounts	2,444,297	2,503,208	2,424,943	2,376,193	2,353,191
Time deposits over $100,000	551,390	605,849	670,187	700,005	668,421
Other time deposits	1,003,909	1,064,381	1,103,716	1,136,852	1,106,089
Total deposits	4,461,248	4,542,720	4,669,746	4,640,752	4,527,470
Fed funds purchased and securities sold under agreement to repurchase	376,244	437,287	377,230	253,844	353,288
Short-term borrowings	83,329	30,602	76,260	33,949	52,932
Long-term debt	112,500	117,500	127,500	136,500	132,847
Capital lease obligations	5,759	6,016	5,461	636	688
Accrued interest payable	16,755	19,669	18,987	19,406	20,014
Other liabilities	28,331	32,365	53,537	32,239	26,531
Total liabilities	5,084,166	5,186,159	5,328,721	5,117,326	5,113,770
Company-obligated mandatorily redeemable preferred securities of subsidiary trusts	120,000	180,000	120,000	120,000	120,000

Shareholders’ equity:
Common stock	510	510	510	510	510
Capital surplus	194,365	194,144	193,887	192,687	192,550
Retained earnings	413,690	403,759	393,550	382,083	370,938
SFAS 115 Equity Adjustment	20,284	19,389	23,826	22,847	14,477
Cost of common stock in treasury	(246,889)	(239,968)	(233,324)	(215,751)	(208,290)
Total shareholders’ equity	381,960	377,834	378,449	382,376	370,185

Total liabilities and shareholders’ equity	$5,586,126	$5,743,993	$5,827,170	$5,619,702	$5,603,955

Period-end common shares outstanding	38,258,397	38,454,327	38,678,800	39,320,096	39,585,035

Book value per common share	$9.98	$9.83	$9.78	$9.72	$9.35

COMMUNITY FIRST BANKSHARES, INC.

CONSOLIDATED STATEMENTS OF INCOME

	For the Three Months Ended June 30,		%	For the Six Months Ended June 30,		%
(In thousands, except per share amounts)	2003	2002	Change	2003	2002	Change

Interest income:
Loans	$61,410	$69,721	-12%	$124,620	$140,480	-11%
Investment securities	18,522	20,942	-12%	38,158	41,899	-9%
Interest-bearing deposits	16	9	78%	28	18	56%
Federal funds sold and resale agreements	1	12	-92%	1	27	-96%
Total interest income	79,949	90,684	-12%	162,807	182,424	-11%
Interest expense:
Deposits	12,662	18,590	-32%	27,369	40,158	-32%
Short-term and other borrowings	1,480	1,812	-18%	2,838	3,407	-17%
Long-term debt	1,746	1,986	-12%	3,645	3,977	-8%
Total interest expense	15,888	22,388	-29%	33,852	47,542	-29%
Net interest income	64,061	68,296	-6%	128,955	134,882	-4%
Provision for loan losses	3,487	3,297	6%	6,974	6,612	5%
Net interest income after provision for loan losses	60,574	64,999	-7%	121,981	128,270	-5%
Noninterest income:
Service charges on deposit accounts	9,999	10,097	-1%	19,379	19,754	-2%
Insurance commissions	3,364	3,330	1%	7,445	6,607	13%
Fees from fiduciary activities	1,449	1,403	3%	2,727	2,829	-4%
Security sales commissions	2,310	3,467	-33%	4,361	5,590	-22%
Net gains on sales of securities	1,795	(188)	1055%	2,259	(171)	1421%
Other	3,221	2,522	28%	6,894	5,022	37%
Total noninterest income	22,138	20,631	7%	43,065	39,631	9%
Noninterest expense:
Salaries and employee benefits	28,246	29,269	-3%	56,160	57,759	-3%
Net occupancy	8,435	8,109	4%	17,043	15,983	7%
FDIC insurance	185	205	-10%	376	417	-10%
Legal and accounting	879	915	-4%	1,286	1,652	-22%
Other professional service	1,217	1,030	18%	2,106	1,907	10%
Advertising	1,023	1,028	0%	1,953	1,993	-2%
Telephone	1,628	1,430	14%	3,154	2,958	7%
Data processing	1,860	1,764	5%	3,578	3,569	0%
Other real estate and repossessed personal property	213	304	-30%	583	406	44%
Company-obligated mandatorily redeemable preferred securities of subsidiary trusts	2,399	2,892	-17%	5,190	5,507	-6%
Amortization of intangibles	840	836	0%	1,671	1,654	1%
Other	7,471	7,919	-6%	14,776	15,005	-2%
Total noninterest expense	54,396	55,701	-2%	107,876	108,810	-1%

Income before income taxes	28,316	29,929	-5%	57,170	59,091	-3%
Provision for income taxes	9,230	10,072	-8%	18,683	19,973	-6%
Net income applicable to common equity	$19,086	$19,857	-4%	$38,487	$39,118	-2%

Earnings per common and common equivalent share:
Basic net income	$0.50	$0.50	0%	$1.00	$0.98	2%

Diluted net income	$0.49	$0.49	0%	$0.99	$0.96	3%

Average common and common equivalent shares outstanding:
Basic	38,371,159	39,772,344	-4%	38,485,552	39,877,633	-3%
Diluted	38,928,709	40,515,906	-4%	39,019,638	40,579,858	-4%

COMMUNITY FIRST BANKSHARES, INC.
CONSOLIDATED BALANCE SHEETS

	June 30,	December 31,	%
(In thousands, except per share amounts)	2003	2002	Change

Assets:
Cash and due from banks	$223,522	$242,887	-8%
Federal funds sold and securities purchased under agreements to resell	6,750	0	nm
Interest-bearing deposits	5,390	4,613	17%
Available-for-sale securities	1,588,644	1,672,445	-5%
Held-to-maturity securities	81,744	80,165	2%
Loans	3,425,902	3,577,893	-4%
Less: Allowance for loan losses	(54,187)	(56,156)	-4%
Net loans	3,371,715	3,521,737	-4%
Bank premises and equipment, net	132,581	132,122	0%
Accrued interest receivable	31,481	34,863	-10%
Goodwill	63,448	62,903	1%
Other intangible assets	31,240	32,577	-4%
Other assets	49,611	42,858	16%
Total assets	5,586,126	5,827,170	-4%

Liabilities and shareholders’ equity
Deposits:
Noninterest-bearing	461,652	470,900	-2%
Interest-bearing:
Savings and NOW accounts	2,444,297	2,424,943	1%
Time accounts over $100,000	551,390	670,187	-18%
Other time accounts	1,003,909	1,103,716	-9%
Total deposits	4,461,248	4,669,746	-4%
Federal funds purchased and securities sold under agreements to repurchase	376,244	377,230	0%
Other short-term borrowings	83,329	76,260	9%
Long-term debt	112,500	127,500	-12%
Accrued interest payable	16,755	18,987	-12%
Other liabilities	34,090	58,998	-42%
Total liabilities	5,084,166	5,328,721	-5%

Company-obligated mandatorily redeemable preferred securities of subsidiary trusts	120,000	120,000	0%
Shareholders’ equity:
Common stock, par value $.01 per share:
Authorized Shares — 80,000,000
Issued Shares — 51,021,896	510	510	0%

Capital surplus	194,365	193,887	0%

Retained earnings	413,690	393,550	5%
Unrealized gain on available-for-sale securities, net of tax	20,284	23,826	-15%
Less cost of common stock in treasury — June 30, 2003 — 12,763,499 shares December 31, 2002 — 12,343,096 shares	(246,889)	(233,324)	6%
Total shareholders’ equity	381,960	378,449	1%
Total liabilities and shareholders’ equity	$5,586,126	$5,827,170	-4%

Period-end common shares outstanding	38,258,397	38,678,800	-1%

Book value per common share	$9.98	$9.78	2%